Exhibit 99.1

SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”), effective as of October 11, 2011 (the “Effective Date”), is entered into by and between MPG Office Trust, Inc., a Maryland corporation (the “REIT”), MPG Office, L.P., a Maryland limited partnership (the “Operating Partnership”) and Shant Koumriqian (the “Executive”). This Agreement amends and restates in its entirety that certain Amended and Restated Employment Agreement, dated March 12, 2009, as amended, by and between the REIT, the Operating Partnership and the Executive (the “Prior Agreement”);

WHEREAS, the parties previously entered into the Prior Agreement, which set forth the terms of the Executive’s employment with the REIT and the Operating Partnership (collectively, the “Company”); and

WHEREAS, the parties now desire to amend and restate the Prior Agreement on the terms and conditions set forth herein and to supersede the Prior Agreement in all respects effective as of the Effective Date.

NOW,	THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.	Employment Period; Release.

(a) Employment Period. Subject to the provisions for earlier termination hereinafter provided, the Executive’s employment hereunder shall continue for a term (the “Employment Period”) commencing on the Effective Date and ending on March 31, 2012. Unless terminated sooner, the Executive’s employment with the Company shall automatically and without further action terminate on March 31, 2012.

(b) Release. In consideration of the Company’s agreement to enter into this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Executive hereby agrees that, concurrently herewith, he shall execute and deliver to the Company a release of claims in substantially the form attached hereto as Exhibit A.

2.	Terms of Employment.

(a)	Position and Duties.

(i) During the Employment Period, the Executive shall serve as Executive Vice President, Chief Financial Officer of the Company and shall perform such employment duties as are usual and customary for such position; provided, however, that the Company may, during the Employment Period, appoint a successor to the position of Chief Financial Officer of the Company and may, in its sole discretion, change the Executive’s title, position, authority and duties so long as the Executive’s position remains at the level of Executive Vice President of the Company after such change. During the Employment Period, the Executive shall report directly at all times to the Chief Executive Officer of the Company. During the Employment Period, the Executive shall (i) support the Chief Executive Officer of the Company and the key

accounting, reporting and tax functions of the Company, (ii) at the Company’s request, provide services to assist any successor to the position of Chief Financial Officer of the Company in the transition of duties and responsibilities to such successor, and (iii) at the Company’s request, serve the Company and/or its subsidiaries and affiliates in other offices and capacities in addition to the foregoing, in each case consistent with the Executive’s position as Executive Vice President, Chief Financial Officer of the REIT and the Operating Partnership or such other Executive Vice President level position as determined by the Company. In the event that the Executive, during the Employment Period, serves in any one or more of such additional capacities, the Executive’s compensation shall not be increased beyond that specified in Section 2(b) of this Agreement. In addition, in the event the Executive’s service in one or more of such additional capacities is terminated, the Executive’s compensation, as specified in Section 2(b) of this Agreement, shall not be diminished or reduced in any manner as a result of such termination for so long as the Executive otherwise remains employed under the terms of this Agreement. Notwithstanding the foregoing, (i) in no event will a change in Executive’s position to any other Executive Vice President-level position constitute a breach of this Agreement, and (ii) Executive hereby expressly consents to any changes to his position as set forth herein.

(ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote sufficient attention to the business and affairs of the Company to perform Executive’s duties under this Agreement. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) interview for employment positions with another employer, (B) serve on corporate, civic or charitable boards or committees, (C) deliver lectures, fulfill speaking engagements or teach at educational institutions or (D) manage his personal investments, so long as such activities do not significantly interfere with the performance of the Executive’s responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive’s responsibilities to the Company; provided that no such activity that violates any written non-competition agreement between the parties shall be permitted.

(iii) During the Employment Period, the Executive shall perform the services required by this Agreement at the Company’s principal offices located in downtown Los Angeles, except for travel to other locations as may be necessary to fulfill the Executive’s duties and responsibilities hereunder.

(b)	Compensation, Benefits, Etc.

(i) Base Salary. During the Employment Period, the Executive shall receive a base salary (the “Base Salary”) of $375,000 per annum. The Base Salary shall be paid at such intervals as the Company pays executive salaries generally.

(ii) Annual Bonus. Effective for the Company’s 2011 fiscal year, in addition to the Base Salary, the Executive shall be eligible to earn, for such fiscal year, an annual cash performance bonus (an “Annual Bonus”) under the Company’s bonus plan or plans applicable to senior executives. The Executive’s target Annual Bonus shall be an amount equal to $250,000, but the actual Annual Bonus shall be determined on the basis of the Executive’s and/or the Company’s attainment of performance metrics or a combination of the Company’s attainment of such metrics and the Executive’s attainment of individual objectives, in each case as established by the Compensation Committee of the Board of Directors of the REIT (the “Board”) in accordance with the terms and conditions of the Company’s bonus plan(s). Except as otherwise set forth herein, payment of any Annual Bonus shall be conditioned upon the Executive’s continued employment with the Company through January 31, 2012, and any Annual Bonus paid to the Executive with respect to the Company’s 2011 fiscal year shall be paid on the later of (a) January 31, 2012 or (b) such time as bonuses are paid to senior executive officers of the Company generally under the Company’s bonus plan.

(iii) Equity Awards. The Executive acknowledges and agrees that from the date of this Agreement, Executive shall have no right or entitlement to participate in any equity-based or long-term incentive program established or maintained by the Company and shall have no right or entitlement to receive any future equity-based or long-term incentive award or grant by the Company.

(iv) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be eligible to participate in all other incentive plans, practices, policies and programs, and all savings and retirement plans, practices, policies and programs, in each case that are applicable generally to senior executives of the Company.

(v) Welfare Benefit Plans. During the Employment Period, the Executive and the Executive’s eligible family members shall be eligible for participation in the welfare benefit plans, practices, policies and programs (including, if applicable, medical, dental, disability, employee life, group life and accidental death insurance plans and programs) maintained by the Company for its senior executives. Executive shall be entitled to receive reimbursement for all Exec-U-Care costs incurred prior to the date of this Agreement to the extent permitted by the Exec-U-Care program.

(vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by the Executive (including expenses prior to the date of this Agreement) in accordance with the policies, practices and procedures of the Company applicable to senior executives of the Company.

(vii) Fringe Benefits. During the Employment Period, the Executive shall be entitled to such fringe benefits and perquisites as are provided by the Company to its senior executives from time to time, in accordance with the policies, practices and procedures of the Company.

(viii) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the plans, policies, programs and practices of the Company applicable to its senior executives.

(ix) Compensation Gross-Up. The amount of compensation payable to the Executive pursuant to Sections 2(b)(i) and (ii) above shall be “grossed up” as necessary (on an after-tax basis) to compensate for any additional social security withholding taxes due as a result of the Executive’s shared employment by the Operating Partnership, the REIT and, if applicable, any subsidiary and/or affiliate thereof. If any amounts become payable to the Executive pursuant to this Section 2(b)(ix), then such amounts shall be paid to the Executive promptly following the remittance of such taxes to the appropriate taxing authority, but in no event later than the end of the calendar year following that in which any such remittance is made.

(xi) Indemnification Agreement. The parties hereby acknowledge that they previously entered into an Indemnification Agreement (the “Indemnification Agreement”), effective as of January 17, 2008.

3.	Termination of Employment.

(a) Death or Disability. The Executive’s employment shall terminate automatically upon the Executive’s death or Disability during the Employment Period. For purposes of this Agreement, “Disability” shall mean the absence of the Executive from the Executive’s duties with the Company on a full-time basis for 90 consecutive days or for a total of 180 days in any 12-month period, in either case as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive’s legal representative.

(b) Cause. The Company may terminate the Executive’s employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, “Cause” shall mean the occurrence of any one or more of the following events unless the Executive fully corrects the circumstances constituting Cause within a reasonable period of time after receipt of the Notice of Termination (as defined below):

(i) the Executive’s willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from the Executive’s incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties;

(ii) the Executive’s willful commission of an act of fraud or dishonesty resulting in economic or financial injury to the Company;

(iii) the Executive’s conviction of, or entry by the Executive of a guilty or no contest plea to, the commission of a felony or a crime involving moral turpitude;

(iv) a willful breach by the Executive of his fiduciary duty to the Company which results in economic or other injury to the Company; or

(v) the Executive’s willful and material breach of the Executive’s covenants set forth in Section 8(a) or 8(b) hereof.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered “willful” unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel for the Executive, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of any of the conduct described in Section 3(b) hereof, and specifying the particulars thereof in detail; provided, that if the Executive is a member of the Board, the Executive shall not vote on such resolution nor shall the Executive be counted in determining the “entire membership” of the Board.

(c) Termination by the Executive. The Executive may terminate his employment for any reason whatsoever (or for no reason) by giving 30 days prior written notice of such termination to the Company.

(d) Expiration of Employment Period. Unless terminated sooner, the Executive’s employment with the Company shall automatically and without further action terminate on March 31, 2012.

(e) Notice of Termination. Any termination of the Executive’s employment by the Company for Cause shall be communicated by a Notice of Termination to the Executive given in accordance with Section 11(e) of this Agreement. For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause shall not waive any right of the Company hereunder or preclude the Company from asserting such fact or circumstance in enforcing the Company’s rights hereunder.

4.	Obligations of the Company upon Termination.

(a) By Company Without Cause. Subject to Section 4(d) below, if, during the Employment Period, the Executive incurs a “separation from service” from the Company (within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulation Section 1.409A-1(h)) (a “Separation from Service”) prior to March 31, 2012, by reason of a termination of the Executive’s employment by the Company without Cause:

(i) The Executive shall be paid, in a single lump sum payment on the date of the Executive’s termination of employment, the aggregate amount of the Executive’s earned but unpaid Base Salary and accrued but unpaid vacation pay through the date of such termination (the “Accrued Obligations”);

(ii) The Executive shall be paid, in a single lump sum payment on the 60th day after the date of the Executive’s Separation from Service (such date, the “Date of Termination”), the aggregate amount of (A) the Base Salary that would have otherwise been payable to the Executive during the period commencing on the Date of Termination and ending on March 31, 2012, and (B) the Executive’s target Annual Bonus with respect to the Company’s 2011 fiscal year, to the extent that the Executive’s Annual Bonus for such fiscal year has not previously been paid (the “Severance Amount”);

(iii) The Executive shall be paid, in a single lump sum payment on the 60th day after the Date of Termination, an amount equal to $62,500, representing a pro rata Annual Bonus for the first quarter of Company’s 2012 fiscal year (based on the Executive’s 2011 target Annual Bonus) (a “Pro-Rated Annual Bonus”);

(iv) Any outstanding Company stock options, restricted stock and restricted stock units held by the Executive as of the Date of Termination shall vest, as of the Date of Termination, with respect to the unvested portion of the award that would have otherwise vested on or prior to March 31, 2012; any unvested stock options, restricted stock and restricted stock units held by the Executive that would not have otherwise vested on or prior to March 31, 2012 shall be automatically and immediately forfeited, and Executive’s rights in any such unvested awards shall lapse and expire; further, this Section 4(a)(iv) shall amend and supersede the accelerated vesting provisions and any otherwise contrary terms of any underlying award agreement with respect to any equity-based or long-term incentive awards held by the Executive, and to the extent that there is a conflict between the terms of this Section 4(a)(iv) and the terms of such underlying agreement, the terms of this Section 4(a)(iv) shall govern;

(v) During the period commencing on the Date of Termination and ending on the earlier of (A) December 31, 2012, or (B) such earlier date on which Executive becomes eligible to receive group health insurance coverage under a subsequent employer’s health plan (the “Continuation Period”), provided that the Executive properly elects to receive group health insurance continuation coverage under Section 4980B of the Code and the regulations thereunder (“COBRA”), the Company shall pay directly or reimburse the Executive for premiums for such coverage. Notwithstanding the foregoing, (I) if any plan pursuant to which the Company is providing such coverage is not, or ceases prior to the expiration of the period of continuation coverage to be, exempt from the application of Section 409A of the Code under Treasury Regulation Section 1.409A-1(a)(5), or (II) the Company is otherwise unable to continue to cover the Executive under its group health plans, then, in either case, an amount equal to the monthly plan premium payment shall thereafter be paid to the Executive as currently taxable compensation in substantially equal monthly installments over the Continuation Period (or the remaining portion thereof). In addition, the Executive shall not be eligible for Exec-U-Care following the Date of Termination; and

(vi) The Company shall, at its sole expense and on an as-incurred basis, provide the Executive with reasonable outplacement services directly related to the Executive’s Separation from Service which shall be consistent with industry practice for similarly situated executives until the earlier of (a) December 31, 2012 or (b) the date on which Executive is employed by a subsequent employer.

Notwithstanding the foregoing, in no event shall payment of the amounts provided for in Sections 4(a)(ii), (iii), (iv), (v) and (vi) above be required to be made unless the Executive executes and delivers to the Company a release of claims in substantially the form attached hereto as Exhibit B (the “Release”) within twenty-one (21) days (or, to the extent required by applicable law, forty-five (45) days) following the Date of Termination and the Executive does not revoke such release within seven (7) days thereafter.

(b) By Company For Cause or By Executive for Any Reason. If, during the Employment Period, the Executive’s employment shall be terminated by the Company for Cause or by the Executive for any reason, the Company shall have no further obligations to the Executive under this Agreement other than pursuant to Section 2(b)(ii), if applicable, the Company shall provide the same health insurance coverage provided for in Section 4(a)(v), and Sections 7, 8 and 12(b) hereof, and the obligation to pay to the Executive the Accrued Obligations in cash within 30 days after the date of the Executive’s termination. For the avoidance of doubt, neither (i) the obligations of the Company under the Indemnification Agreement, nor (ii) any obligation of the Company to pay or provide accrued or vested benefits to which the Executive may be entitled under the Company’s 401(k), savings and retirement plans and welfare benefit plans as in effect from time to time, shall be deemed “obligations to the Executive under this Agreement” for purposes of this Section 4(b).

(c) Death or Disability. Subject to Section 4(d) below, if, during the Employment Period, the Executive incurs a Separation from Service by reason of the Executive’s death or Disability prior to March 31, 2012:

(i) The Accrued Obligations shall be paid to the Executive’s estate or beneficiaries or to the Executive, as applicable, in cash within 10 days after the Date of Termination (or earlier, to the extent required by applicable law);

(ii) The Severance Amount shall be paid to the Executive’s estate or beneficiaries or to the Executive, as applicable, in cash on the 60th day following the Date of Termination;

(iii) The Pro-Rated Annual Bonus shall be paid to the Executive’s estate or beneficiaries or to the Executive, as applicable, on the 60th day after the Date of Termination;

(iv) Any outstanding Company stock options, restricted stock and restricted stock units held by the Executive as of the Date of Termination shall vest, as of the Date of Termination, with respect to the unvested portion of the award that would have otherwise vested on or prior to March 31, 2012; any unvested stock options, restricted stock and restricted stock units held by the Executive that would not have otherwise vested on or prior to March 31, 2012 shall be automatically and immediately forfeited, and Executive’s rights in any such unvested awards shall lapse and expire; further, this Section 4(c)(iv) shall amend and supersede the accelerated vesting provisions and any otherwise contrary terms of any underlying award agreement with respect to any equity-based or long-term incentive awards held by the Executive, and to the extent that there is a conflict between the terms of this Section 4(c)(iv) and the terms of such underlying agreement, the terms of this Section 4(c)(iv) shall govern; and

(v) During the Continuation Period, provided that the Executive’s estate or beneficiaries or the Executive, as applicable, properly elects to receive group health insurance continuation coverage under COBRA, the Company shall pay directly or reimburse the Executive’s estate or beneficiaries or the Executive, as applicable, for premiums for such coverage. Notwithstanding the foregoing, (A) if any plan pursuant to which the Company is providing such coverage is not, or ceases prior to the expiration of the period of continuation coverage to be, exempt from the application of Section 409A of the Code under Treasury Regulation Section 1.409A-1(a)(5), or (B) the Company is otherwise unable to continue to cover the Executive under its group health plans, then, in either case, an amount equal to the monthly plan premium payment shall thereafter be paid to the Executive as currently taxable compensation in substantially equal monthly installments over the Continuation Period (or the remaining portion thereof). In addition, the Executive shall not be eligible for Exec-U-Care following the Date of Termination.

(d) Six-Month Delay. Notwithstanding anything to the contrary in this Agreement, no compensation or benefits, including without limitation any severance payments or benefits payable under Section 4 or 5 hereof, shall be paid to the Executive during the 6-month period following the Executive’s Separation from Service if the Company determines that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such 6-month period (or such earlier date upon which such amount can be paid under Section 409A of the Code without resulting in a prohibited distribution, including as a result of the Executive’s death), the Company shall pay the Executive a lump-sum amount equal to the cumulative amount that would have otherwise been payable to the Executive during such period.

5. Expiration of Employment Period. Subject to Section 4(d) above, if the Executive incurs a Separation from Service on March 31, 2012 by reason of the expiration of the Employment Period:

(a) The Accrued Obligations shall be paid to the Executive in cash within 10 days after the Date of Termination (or earlier, to the extent required by applicable law);

(b) The Pro-Rated Annual Bonus shall be paid to the Executive on the 60th day after the Date of Termination; and

(c) During the Continuation Period, provided that the Executive properly elects to receive group health insurance continuation coverage under COBRA, the Company shall pay directly or reimburse the Executive for premiums for such coverage. Notwithstanding the foregoing, (A) if any plan pursuant to which the Company is providing such coverage is not, or ceases prior to the expiration of the period of continuation coverage to be, exempt from the application of Section 409A of the Code under Treasury Regulation Section 1.409A-1(a)(5), or (B) the Company is otherwise unable to continue to cover the Executive under its group health plans, then, in either case, an amount equal to the monthly plan premium payment shall thereafter be paid to the Executive as currently taxable compensation in substantially equal monthly installments over the Continuation Period (or the remaining portion thereof). In addition, the Executive shall not be eligible for Exec-U-Care following the Date of Termination.

Notwithstanding the foregoing, in no event shall payment of the amounts provided for in Sections 5(b) and (c) above be required to be made unless the Executive executes and delivers to the Company the Release within twenty-one (21) days (or, to the extent required by applicable law, forty-five (45) days) following the Date of Termination and the Executive does not revoke such release within seven (7) days thereafter.

(d) Commencing on April 1, 2012, the Company shall, at its sole expense and on an as-incurred basis, provide the Executive with reasonable outplacement services directly related to the Executive’s Separation from Service which shall be consistent with industry practice for similarly situated executives until the earlier of (a) December 31, 2012 or (b) the date on which Executive is employed by a subsequent employer.

6. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive’s continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

7. Full Settlement. The Company’s obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and except as expressly provided, such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay as incurred (within 30 days following the

Company’s receipt of an invoice from the Executive), to the full extent permitted by law, all reasonable legal fees and expenses which the Executive or his beneficiaries may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive or his beneficiaries about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code. The preceding sentence shall not apply with respect to any such contest if the court having jurisdiction over such contest determines that the Executive’s claim in such contest is frivolous or maintained in bad faith.

8.	Confidential Information and Non-Solicitation.

(a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the REIT, the Operating Partnership, MPG Office Trust Services, Inc., a Maryland corporation, and their respective subsidiaries and affiliates (collectively, the “MPG Office Trust Group”), and each of their respective businesses, which shall have been obtained by the Executive during the Executive’s employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive’s employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it; provided, that if the Executive receives actual notice that the Executive is or may be required by law or legal process to communicate or divulge any such information, knowledge or data, the Executive shall promptly so notify the Company.

(b) While employed by the Company and, for two years after the Date of Termination, the Executive shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, customer, vendor, or other parties doing business with any member of the MPG Office Trust Group to terminate their employment, agency, or other relationship with the MPG Office Trust Group or such member or to render services for or transfer their business from the MPG Office Trust Group or such member and the Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity.

(c) In no event shall an asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement. However, in recognition of the facts that irreparable injury will result to the Company in the event of a breach by the Executive of his obligations under Sections 8(a) and (b) of this Agreement, that monetary damages for such breach would not be readily calculable, and that the Company would not have an adequate remedy at law therefor, the Executive acknowledges, consents and agrees that in the event of such breach, or the threat thereof, the Company shall be entitled, in addition to any other legal remedies and damages available, to specific performance thereof and to temporary and permanent injunctive relief (without the necessity of posting a bond) to restrain the violation or threatened violation of such obligations by the Executive.

9.	Successors.

(a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive’s legal representatives.

(b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

10. Payment of Financial Obligations. The payment or provision to the Executive by the Company of any remuneration, benefits or other financial obligations pursuant to this Agreement shall be allocated to the Operating Partnership, the REIT and, if applicable, any subsidiary and/or affiliate thereof in accordance with the Employee Sharing and Expense Allocation Agreement, by and between the REIT, the Operating Partnership, and MPG Office Trust Services, Inc., as in effect from time to time.

11.	Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

(b) Arbitration. Except as set forth in Section 8(c) above, any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by JAMS/Endispute in Los Angeles, California in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, the Executive and the Company shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event the Executive and the Company cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither the Executive nor the Company nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable, and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof.

(c) Cooperation in Legal Proceedings. The Executive agrees that, after the Date of Termination, upon the reasonable request of the Company, the Executive shall cooperate with and assist the Company in undertaking and preparing for legal and other proceedings relating to the affairs of the Company and its subsidiaries (unless doing so is explicitly prohibited by a subsequent employer, in which case Executive will use reasonable efforts to assist to the extent feasible). The Executive shall be reimbursed for the reasonable expenses that the Executive incurs in connection with any such cooperation and/or assistance, and shall receive from the Company reasonable per diem compensation in connection therewith. Any such reimbursements and per diem compensation shall be paid to the Executive no later than the 15th day of the month immediately following the month in which such expenses were incurred or such cooperation and/or assistance was provided (subject to the Executive’s timely submission to the Company of proper documentation with respect thereto).

(d) Non-Disparagement. The Executive agrees that the Executive will not make any statement, publicly or privately, which would reasonably be expected to disparage the REIT, the Operating Partnership, any of their subsidiaries or any of their respective employees, officers or directors. The REIT and the Operating Partnership agree that they will not make any statement, publicly or privately, which would reasonably be expected to disparage the Executive. Notwithstanding the foregoing, this Section 11(d) shall not preclude the Executive or the Company from making any statement to the extent required by law or legal process.

(e) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive: at the Executive’s most recent address on the records of the Company,

If to the REIT or the Operating Partnership:

MPG Office Trust, Inc.

355 South Grand Avenue, Suite 3300

Los Angeles, CA 90071

Attn: General Counsel

with a copy to:

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90071

Attn: Julian Kleindorfer

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

(f) Sarbanes-Oxley Act of 2002. Notwithstanding anything herein to the contrary, if the Company determines, in its good faith judgment, that any transfer or deemed transfer of funds hereunder is likely to be construed as a personal loan prohibited by Section 13(k) of the Exchange Act and the rules and regulations promulgated thereunder, then such transfer or deemed transfer shall not be made to the extent necessary or appropriate so as not to violate the Exchange Act and the rules and regulations promulgated thereunder.

(g) Section 409A of the Code.

(i) To the extent applicable, this Agreement shall be interpreted and applied consistent and in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of this Agreement to the contrary, if the Company determines that any compensation or benefits payable under this Agreement may not be either exempt from or compliant with Section 409A of the Code and related Department of Treasury guidance, the Company may in its sole discretion adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Company determines are necessary or appropriate to (i) exempt the compensation and benefits payable under this Agreement from Section 409A of the Code and/or preserve the intended tax treatment of such compensation and benefits, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance; provided, however, that this Section 11(g)(i) does not create an obligation on the part of the Company to adopt any such amendment, policy or procedure or take any such other action.

(ii) To the extent permitted under Section 409A of the Code, any separate payment or benefit under this Agreement or otherwise shall not be deemed “nonqualified deferred compensation” subject to Section 409A of the Code and Section 4(d) hereof to the extent provided in the exceptions in Treasury Regulation Section 1.409A-1(b)(4), Section 1.409A-1(b)(9) or any other applicable exception or provision of Section 409A of the Code.

(iii) To the extent that any payments or reimbursements provided to the Executive under this Agreement, including, without limitation under Section 2(b)(vi) or 2(b)(vii), are deemed to constitute compensation to which Treasury Regulation Section 1.409A-3(i)(1)(iv) would apply, such amounts shall be paid or reimbursed to the Executive reasonably promptly, but not later than December 31 of the year following the year in which the expense was incurred. The amount of any such payments eligible for reimbursement in one year shall not affect the payments or expenses that are eligible for payment or reimbursement in any other taxable year, and the Executive’s right to such payments or reimbursement shall not be subject to liquidation or exchange for any other benefit.

(h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(i) Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

(j) No Waiver. The Executive’s or the Company’s failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

(k) Entire Agreement. As of the Effective Date, this Agreement, together with the Indemnification Agreement, constitutes the final, complete and exclusive agreement between the Executive and the Company with respect to the subject matter hereof and replaces and supersedes any and all other agreements, offers or promises, whether oral or written, between the parties concerning the subject matter hereof (including, without limitation, the Prior Agreement).

(l) Consultation with Counsel. The Executive acknowledges that (a) the Executive has consulted with or has had the opportunity to consult with independent counsel of the Executive’s own choice concerning this Agreement and has been advised to do so by the Company, and (b) the Executive has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on the Executive’s own judgment. Without limiting the generality of the foregoing, the Executive acknowledges that he has had the opportunity to consult with his own independent legal counsel to review this Agreement for purposes of compliance with the requirements of Section 409A of the Code or an exemption therefrom, and that he is relying solely on the advice of his independent legal counsel for such purposes.

(m) Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

(n) Counterparts. This Agreement and any agreement referenced herein may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the authorization from the Board, each of the REIT and the Operating Partnership has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

MPG OFFICE TRUST, INC.,
a Maryland corporation

By:	/s/ JONATHAN L. ABRAMS
Name: Jonathan L. Abrams
Title: SVP & General Counsel

MPG OFFICE, L.P., a Maryland limited partnership

By:	MPG Office Trust, Inc.
Its:	General Partner

By:	/s/ JONATHAN L. ABRAMS
Name: Jonathan L. Abrams
Title: SVP & General Counsel

“EXECUTIVE”

By:	/s/ SHANT KOUMRIQIAN
Shant Koumriqian

S-15

Exhibit A

GENERAL RELEASE

For a valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of MPG Office Trust, Inc., a Maryland corporation, MPG Office, L.P., a Maryland limited partnership, MPG Office Trust Services, Inc., a Maryland corporation, and each of their partners, subsidiaries, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination of employment of the undersigned by the Releasees, or any of them; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasee’s right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act.

THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he may have against Releasees, or any of them, and the undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

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The undersigned agrees that if he hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.

The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Release this 11th day of October, 2011

Shant Koumriqian

A-17

Exhibit B

GENERAL RELEASE

For a valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of MPG Office Trust, Inc., a Maryland corporation, MPG Office, L.P., a Maryland limited partnership, MPG Office Trust Services, Inc., a Maryland corporation, and each of their partners, subsidiaries, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination of employment of the undersigned by the Releasees, or any of them; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasee’s right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act.

THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

(A) HE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

(B) HE HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND

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(C) HE HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS RELEASE, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.

The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he may have against Releasees, or any of them, and the undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

The undersigned agrees that if he hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.

The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Release this      day of             ,         .

Shant Koumriqian

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